UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

October 11, 2018

Date of report (Date of earliest event reported)

Iovance Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36860	75-3254381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Skyway Road, Suite 150 San Carlos, California (Address of principal executive offices)	94070 (Zip Code)

Registrant's telephone number, including area code (650) 260-7120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 11, 2018, the Company issued a press release providing updates from the U.S. Food and Drug Administration End of Phase 2 meeting and about the Company’s clinical program.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iovance Biotherapeutics, Inc.

Dated: October 11, 2018	By:	/s/ Maria Fardis
	Name:	Maria Fardis
	Title:	Chief Executive Officer